Exhibit 99.1

 CONFIDENTAIL | NASDAQ: FEMY  1  CORPORATE PRESENTATION  May 2026  ©️ 2026 Femasys Inc.  Redefining Women’s Reproductive Health at Global Scale  NASDAQ: FEMY

 Forward Looking Statements  NASDAQ: FEMY  2  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements. These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof. Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the total addressable market of the patient population with the potential to benefit from treatment with any products and product candidates the Company may develop, our ability to commercialize our products and product candidates, or the effect of delays in commercializing include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.  This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Femasys Inc., nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus, meeting the requirements of the Securities Act of 1933, as amended.

 Femasys Overview  NASDAQ: FEMY  3  STRONG INFRASTRUCTURE  Experienced leadership team  U.S. and global regulatory approvals   In-house, scalable U.S. manufacturing  Efficiency over years of optimization  INNOVATIVE PRODUCTS  Near-term revenue inflection with meaningful growth acceleration   Limited competition enabling market creation   Expanding access patient-driven in-office procedures  Compelling economics for physicians and practices  COMMERCIALIZATION & GROWTH  A woman-founded, U.S. based biomedical device company unlocking one of healthcare’s largest untapped markets  Market-first solutions  Purpose-built for safe, in-office delivery   Clinically validated with extensive data  200+ issued patents

Key Leadership

Extensive industry expertise with a proven track record of execution



Kathy Lee-Sepsick

Chief Executive Officer & Founder

30+ years of experience

Terumo Medical, Novoste, Salumedica



Dov Elefant

Chief Financial Officer

30+ years of experience

Cellectar Biosciences, Akari Therapeutics, Lev Pharmaceuticals, EpiCept



James Liu, MD

Chief Medical Officer

40+ years of experience

Chair, Dept OB/GYN Univ Heath System, Chair Dept Reproductive Biology at Case Western, and Division Head Univ of Cincinnati



John Canning

Chief Operating Officer

25+ years of experience

Terumo Aortic, Bolton Medical, Medtronic Vascular



Jeremy Sipos

Chief Technology Officer

20+ years of experience

Theragenics



Megan Eckerman

Sr. Vice President Global Marketing

20+ years of experience

Neurolief, Bolton Medical, Medtronic, Intuitive Surgical

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femasys

 NASDAQ: FEMY  5  Commercializing Multi-Asset Women’s Health Portfolio  Unlocking large market opportunities through office-based innovation  FERTILITY   PRODUCT FAMILY  PERMANENT   BIRTH CONTROL  First-line fertility treatment  Non-Surgical permanent birth control  Companion Diagnostic:  FemCerv®  for cervical cancer diagnosis  Additional OB/GYN product:  (enabled by FemSperm® for in-office sperm handling)  FemBloc is approved in Europe and select countries outside the U.S. and is currently in a U.S. trial for FDA approval. All other products have regulatory approval across the U.S., Europe, and select global markets.

 NASDAQ: FEMY  6  From Historical Headwinds to Future Opportunity  Driven by a strong pipeline, expanding patient access and favorable provider economics  MULTI-ASSET WOMEN’S HEALTH PORTFOLIO  BIPARTISAN POLITICS  STRATEGIC TARGET  Diversified portfolio across indications and stages delivers scale and resilience.  Support for women’s health and access drives policy tailwinds.  Aim to create future optionality for large healthcare players with large underserved markets, limited competition.  MACRO TRENDS  Record-low fertility rates and rising post-Roe contraception demand1.  CAPITAL ENVIRONMENT  More focus may equate to favorable conditions for innovation in women’s health and medtech.  Martinez GM. (2024) DOI: https://dx.doi.org/10.15620/cdc/169629

Fertility in Crisis – Massive Unmet Need

Centuries of limited innovation in first-line treatment have limited access for millions

~10M | U.S. women with **infertility**[1] (~50% male factor contribution[2])

~5M | Take first step and undergo **infertility testing**[3]

~100K | Receive **IVF** transfer cycle[4]

2025: U.S. fertility rate dropped to another **record low**[5]



1. https://www.cdc.gov/nchs/nsfg/key_statistics/i-keystat.htm
2. Kumar N, et al. (2015). doi: 10.4103/0974-1208.170370.
3. Nugent CN, Chandra A. Use of fertility services in women ages 20–49 in the United States: 2022–2023. NCHS Data Brief. 2025 Dec;(542):1–10. DOI: https://dx.doi.org/10.15620/cdc/174628.
4. Centers for Disease Control and Prevention. 2022 Assisted Reproductive Technology (ART) Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2024.
5. Hamilton BE, Osterman MJK, Gregory ECW. Births: Provisional data for 2025. Vital Statistics Rapid Release. 2026 Apr;(43):1–7. DOI: https://dx.doi.org/10.15620/cdc/252434.

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Fertility Portfolio with Strong Revenue Potential

Scalable growth driven by expanding access and adoption



$1B
Revenue ($)
1.0B
900M
800M
700M
600M
500M
400M
300M
200M
100M
0
Time
~1,500 REIs,
~500 centers[1]
~20k OB/GYNs,
~13k offices[2]
Estimate
<10%
of infertile women
Choose FemaSeed first-line treatment

Early REI Launch
Established foundation, KOL advocacy and REI alignment

Initial OB/GYN Launch
Existing patient base, validate seamless integration

Growth OB/GYN Expansion
Drive growth through broader patient engagement and market expansion

1. Sunderam S, et al. Assisted Reproductive Technology Surveillance - United States, 2018. MMWR Surveill Summ. 2022 Feb 18;71(4):1-19.
2. https://www.bls.gov/oes/2023/may/oes291218.htm

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femasys

Femasys Fertility FastTrack™

Connecting diagnosis to treatment in a streamlined pathway ***in OB/GYN office***

DIAGNOSE	PREPARE	TREAT
FemVue® Diagnosis - HER **SpermVue™** Diagnosis - HIM	**FemSperm®** Sperm Handling	**FemaSeed®** Intratubal Insemination
OB/GYN qualifies patients in-office	Leverages existing workflows (no lab required)	First-line fertility treatment in OB/GYN office


Enhances Natural Fertilization
EGG

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FemaSeed Offers Favorable Competitive Advantages

	Artificial Insemination		Assisted Reproductive	
	FemaSeed	IUI	IVF	ICSI
No surgery (risks/cost)	✓	✓	—	—
No egg retrieval or storage	✓	✓	—	—
No required injections	✓	—	—	—
Delivery to fallopian tube(s) *(site of conception)*	✓	—	N/A	N/A
Cost-effective	✓	✓	$15-30k on avg[1]	More than IVF
Minimal safety risks	✓	✓	—	—
Low male sperm count efficacy	✓	Rec for IVF/ICSI	✓	✓
Single fallopian tube solution	✓	—	N/A	N/A
Widespread accessibility	✓	✓	Varies	Varies

1. https://bettercare.com/costs/ivf-cost#average-ivf-cost (does not include genetic testing, embryo freezing and storage)

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femasys

FemaSeed Transforming the IUI Standard of Care

Reducing time lost in repeated, low-efficiency IUI cycles


1-3 cycles
FemaSeed
Performed in OB/GYN office
Pregnant or IVF
1mo 2mo 3mo 4mo 5mo 6mo 7mo 8mo 9mo 10mo 11mo 12mo 13mo 14mo 15mo 16mo 17mo 18mo 19mo 20mo 21mo 22mo
Historic IUI
Performed at infertility center
Pregnant or IVF
6+ cycles

Why Historic IUI Falls Short…

Artificial insemination has remained largely unchanged since first being performed in 1790.	**Sperm Counts worldwide have declined by >50%.[1]**	Low sperm count reduces IUI effectiveness and may necessitate IVF/ICSI.[2]

1. Levine H. et al. (2023). doi: 10.1093/humupd/dmac035.
2. Brannigan RE, et al. Updates to male infertility: AUA/ASRM guideline (2024). J Urol. Published online August 15, 2024. doi:10.1097/JU.0000000000004180.

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femasys

Commercial Readiness to Unlock the Fertility Market

Proven clinical performance, strong revenue potential and high-intent patients drive adoption



CLINICAL VALIDATTION

Prospective clinical trial demonstrated superior results against historic IUI[1]

Robust clinical data supported 510(k) pathway conversion from de novo

No additional data required

COMPELLING ECONOMICS

Cash-pay procedures are established at OB/GYN practices

Seamless integration into existing workflows without adding headcount

New services create meaningful revenue

ENGAGED PATIENTS

Elective procedures with high patient intent and urgency to act

In-office solution providing cost-effective access before infertility referral

Patients prefer accessible OB/GYN-led care

1. Liu et al. (2024). doi: 10.33140/JGRM.08.02.08

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FemaSeed Delivering Clinically Superior Care

A first-line fertility solution designed to expand access and improve outcomes


20
15
10
5
0
17.5
6.7
FemaSeed[1]
IUI[2]
Pregnancy Rate per Cycle (%)

2X **Pregnancy rate** with FemaSeed vs IUI[1]

Key Results

1:4 women became pregnant

26.3% of women became pregnant with FemaSeed for low male sperm count[1]

Most pregnancies occurred in 1 or 2 cycles

(IUI attempts 3–6+)

No safety concerns

Performed in-office in few minutes

1. Liu et al. (2024). FemaSeed Directional Intratubal Artificial Insemination for Couples with Male-Factor or Unexplained Infertility Associated with Low Male Sperm Count. *J Gynecol Reprod Med*, 8(2), 01-12. doi: 10.33140/JGRM.08.02.08.
2. Duran et al. (2002). Intrauterine insemination: a systematic review on determinants of success. *Human Reproduction*, vol.8, no.4, pp.373-384.

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femasys

Compelling Economics for OB/GYN Practices

Femasys fertility portfolio enables a new, high-value in-office revenue stream

~70% States have Limited to NO fertility coverage[1]

In covered states
CAT III approved for reimbursement
(effective Jan 2027)

Cash Pay Opportunity

Diagnosis	**FemVue®**	for HER for tubal evaluation
	SpermVue™	for HIM for Sperm analysis
Treatment	**FemSperm®**	Sperm collection and preparation
	FemaSeed®	Intratubal Insemination With prepared sperm

Potential >$1,000
net revenue contribution

1. Resolve.org/learn/financial-resources/insurance-coverage/insurance-coverage-by-state

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femasys

Fertility Portfolio Enables Accelerated FemBloc Adoption

Leveraging shared commercial infrastructure



First…

Expanding access to in-office fertility care

Then…

Advancing in-office permanent birth control

Commercial Synergies

Same OB/GYN call point as fertility portfolio
with pre-trained physicians at FemBloc launch

Leverages delivery platform with FemaSeed
for FemBloc treatment

Shares device & procedure with FemVue
for FemBloc confirmation testing

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femasys

Permanent Contraception – Critical Gap

Centuries of limited innovation have created massive unmet need for millions of women

~13M — U.S. women **no longer** intend to have children[1,2]

~12M — Remain on form of **temporary birth control**[2,3]

~1.2M — Elect **surgical sterilization** every year[2,4]

Today: Only surgery remains an option



1. Jones et. al, Current contraceptive use in the United States, 2006–2010, and changes in patterns of use since 1995. National health statistics reports; no 60. Hyattsville, MD: National Center for Health Statistics. 2012.
2. Daniels et. al, Current contraceptive status among women aged 15–49: United States, 2017–2019. NCHS Data Brief, no 388. Hyattsville, MD: National Center for Health Statistics. 2020.
3. National health statistics reports; no 60. Hyattsville, MD: National Center for Health Statistics. 2012.
4. Martinez GM. Receipt of family planning services in the United States: 2022–2023. NCHS Data Brief, no 520. Hyattsville, MD: National Center for Health Statistics. 2024. DOI: https://dx.doi.org/10.15620/cdc/169629

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FemBloc Potential for Exponential Revenue Expansion

Leveraging existing fertility portfolio and physician base to drive outside growth


$3B
3.0B
2.5B
2.0B
1.5B
1.0B
900M
800M
700M
600M
500M
400M
300M
200M
100M
0
Revenue ($)
Time
Europe Launch
Gather real-world evidence
Initial OB/GYN Launch
Broaden access, drive adoption
Growth OB/GYN Expansion
Scale reach, expand market and accelerate growth

Estimate

~30% **electing surgery** every year

+

~5% **on temp birth control** but done having children

Choose non-surgical FemBloc

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femasys

FemBloc: Non-Surgical Permanent Birth Control

1. Balloons positioned at each fallopian tube opening
2. Blended Polymer delivered as liquid through catheters
3. Blended Polymer solidifies; delivery system removed
4. Blended Polymer **degrades** leaving patient's scar tissue to block tubes



5
6
7
9
10
11

Natural with No Implant and No Hormones

Patient-Centered Market Drivers

High demand for natural & safe options that empower women with choice

Growing concern with hormone-based birth control options

Patients seek non-implant solutions due to fear of safety risks

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femasys

FemBloc Offers Favorable Competitive Advantages

	Permanent Birth Control			Temporary
	FemBloc (non-surgical)	Surgical Sterilization	Essure® (off-market)	IUD
Permanent	✓	✓	✓	—
Office procedure	✓	—	Some	✓
No special capital equipment	✓	—	—	✓
No anesthesia	✓	N/A	N/A	✓
No implant (coil/clip)	✓	—	—	—
No surgery (risks/cost)	✓	—	—	✓
No hormones	✓	✓	✓	—
Reimbursement in-place / expected	✓	✓	✓	✓
Widespread accessibility	✓	Varies	N/A	✓

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femasys

 FemBloc Extensive Clinical Data Redefining Birth Control  NASDAQ: FEMY  20  Over 20 years of comprehensive research and successful regulatory review and approvals  Liu et al. (2025). FemBloc Non-Surgical Permanent Contraception for Occlusion of the Fallopian Tubes. J Gynecol Reprod Med, 9(1), 01-12. doi: 10.33140/JGRM.09.01.05.   Gariepy et al. (2022). Comparative Effectiveness of Hysteroscopic and Laparoscopic Sterilization for Women: A Retrospective Cohort Study. Fertility and Sterility, 117(6):1322-1331. doi: 10.1016/j.fertnstert.2022.03.001.  LOW RISK  In-office  FemBloc1  Sterilization2(control)  Pregnancy Rate (%)  0%  Safety (Risk)  HIGH RISKSurgery with general anesthesia  Adoption Advantages  0% pregnancy rate  statistically lower than historical control; expected to evolve with larger sample size (pivotal trial on-going)  Earlier FemBloc clinical studies (n=228 subjects)1Prospective, multi-center, unblinded  Safe with only Mild AEs reported (spotting/bleeding, cramping); NO Serious AEs  Immediate return to normal activities

FemBloc Advancing Toward U.S. Approval

De-risked through international regulatory approvals and clinical use

Limited options and strong interest support efficient enrollment



U.S. FINALE pivotal trial for FDA approval[1]

Prospective, multi-center, open-label, single-arm with historical control

Study design:	• Part A for safety (n=50) – completed • Part B (n=523) – currently enrolling, initiated Mar 2026
Primary endpoint:	• Pregnancy rate, 1-year relying on FemBloc **(n=401)**
Safety analysis:	• 2-5 years post-market
Additional analyses:	• Interim for sample re-estimation (n=300)

1. Clinicaltrials.gov: NCT05977751

European Post-Market Real-World Study

Prospective, multi-center, with oversight from Spanish Contraception Society (n=200) – *initiated Q4 2025*

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femasys

 U.S. Cost Breakdown Compared to Surgical Sterilization  Expansion of In-Office Revenue Opportunities  NASDAQ: FEMY  22  Potential to reduce healthcare system costs while enhancing practice profitability  Changing Economic Paradigm  In-Office Proceduresmaximize physician time and efficiency  Reimbursement Expected  increase patient access through ACA coverage  >10X Profit Potential  for physician/ practice  Planned parenthood (2019). https://www.plannedparenthood.org/learn/birth-control; Doximity 2019; U.S. Bureau of Labor Statistics.  0  1000  2000  3000  4000  5000  6000  Amount in $  Pre-Op  Facility  Anesthesia  Post-Op  FemBloc  Cost  Anesthe  Physician / Practice  FemBloc estimate  < ½ cost of surgery  Physician  Surgical Sterilization1 FemBloc

Major Value Inflection Points

Strategic execution across the portfolio expected to drive value creation

Q1 2026

FEMASEED
- Additional partnership
- Cat III reimbursement

ACHIEVED

FEMBLOC
- MDSAP approval
- Initiate U.S. trial (FINALE) enrollment

ACHIEVED

Q2 2026

FEMASEED
- Launch FemSperm U.S.
- OB/GYN partnerships

ACHIEVED

FEMBLOC
- Additional U.S. trial sites
- Expand post-market study

IN-PROGRESS

Q3 2026
(anticipated)

FEMASEED
- Expand OB/GYN partnerships
- Patient advocacy

FEMBLOC
- Additional U.S. trial sites
- Support post-market study

Q4 2026
(anticipated)

FEMASEED
- Post-market study data U.S.
- Billing partnership(s)

FEMBLOC
- Advance FINALE enrollment
- Post-market study data OUS

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femasys

Contact Details  Investor RelationsIR@femasys.com   Public Relations   Media@femasys.com   NASDAQ: FEMY